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               CONSENT OF INDEPENDENT ACCOUNTANTS - EXHIBIT 23.1

As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 333-31914,
File No. 333-33312, File No. 333-67589, File No. 333-10253 and File
No. 333-3388), Registration Statements on Form S-3 (File No. 333-37586 and
File No. 333-46813) and Registration Statement on Form S-4 (File No. 333-53899).


                                         Arthur Andersen LLP
                                         San Francisco, California
                                         March 30, 2001